SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting   Material   Pursuant  to  Section   240.14a-11(c)  or  Section
      240.14a-12

                              MORGAN KEEGAN SELECT FUND, INC.
--------------------------------------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                         MORGAN KEEGAN SELECT FUND, INC.

                                  May 23, 2003

Dear Shareholder:

      The enclosed proxy materials relate to a special meeting of the shareholders of Morgan Keegan Select Fund, Inc. ("Company") to be held on June 26, 2003. The proxy materials seek your approval of the proposal to elect directors of the Company.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES. The attached proxy materials provide more information about the nominated directors.

      YOUR VOTE IS IMPORTANT. Voting your shares early will permit the Company to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone at 1-866-849-4649, by facsimile at 1-866-849-4766, through the Internet at http://www.morgankeegan.com/vote or in person.


                                          Sincerely,


                                          Allen B. Morgan, Jr.
                                          President

                         MORGAN KEEGAN SELECT FUND, INC.

                                 50 FRONT STREET
                            MEMPHIS, TENNESSEE 38103

                                   NOTICE OF A
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2003

                               -------------------

Fellow Shareholders:

      A special meeting of shareholders (the "Meeting") of Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each a "Fund," and collectively, the "Funds"), will be held on June 26, 2003 at 10:00 a.m., Central time, at 50 Front Street, Memphis, Tennessee 38103. As discussed in more detail in the enclosed Proxy Statement, shareholders will be asked to consider and vote on a proposal to elect directors of the Company. No other matter will be acted upon at the Meeting.

      You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of a Fund at the close of business on May 15, 2003. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU MAY VOTE VIA TELEPHONE, FACSIMILE OR THE INTERNET. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR INSTRUCTIONS.

                                    By Order of the Board of Directors,



                                    Charles D. Maxwell
                                    Secretary



May 23, 2003
Memphis, Tennessee

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED FOR ALL NOMINEES. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy card promptly. As an alternative to voting by mail, you may vote by telephone at 1-866-849-4649, by facsimile at 1-866-849-4766, through the Internet at http://www.morgankeegan.com/vote or in person at 50 Front Street, Memphis, Tennessee 38103. Shares that are held in "street name" through a broker may be voted by telephone. If we do not receive your completed proxy card, representatives of Morgan Keegan & Company, Inc., the Funds' distributor, may contact you to remind you to vote your shares.

      Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
-------------------------------------------------------------------------------

                         MORGAN KEEGAN SELECT FUND, INC.

                                 50 FRONT STREET
                            MEMPHIS, TENNESSEE 38103

                           ---------------------------
                                 PROXY STATEMENT
                           ---------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2003



                    INFORMATION ABOUT VOTING AND THE MEETING

      This Proxy Statement is being furnished to shareholders of Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of the Regions Morgan Keegan Select Financial Fund ("Financial Fund"), Regions Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund"), Regions Morgan Keegan Select Intermediate Bond Fund ("Intermediate Bond Fund") and Regions Morgan Keegan Select High Income Fund ("High Income Fund") (each a "Fund," and collectively, the "Funds") in connection with the solicitation of proxies from each Fund's shareholders by the Company's board of directors (the "Board") for use at a special meeting of shareholders to be held on June 26, 2003 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about May 27, 2003. As discussed more fully below, shareholders of each Fund are being asked to vote on a proposal to elect directors of the Company.

      The close of business on May 15, 2003 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). The presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting, shall constitute a quorum and must be present for the transaction of business at the Meeting. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment.

      Broker non-votes are shares held in "street name" for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment.

Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted FOR approval of the proposal.

      The cost of the proxy solicitation will be borne by the Company. The principal solicitation will be by mail, but proxies also may be solicited by telephone or personal interview by representatives of Morgan Keegan & Company, Inc. ("Morgan Keegan & Co."), the Funds' distributor, none of whom will receive any compensation from the Funds for these activities. If votes are recorded by telephone, Morgan Keegan & Co. will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

      You may revoke your proxy at any time before the Meeting by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Company prior to the Meeting and must include your name and account number. If you attend the Meeting in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by telephone, facsimile or the Internet may be revoked in the same manner that proxies by mail may be revoked.

      Information about the number of outstanding shares of each Fund as of the Record Date is set forth below.

--------------------------------------------------------------------------------
FUND AND CLASS OF FUND SHARES                 NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------
Capital Growth Fund
      Class A                                                      1,875,132.323
      Class C                                                          1,755.634
      Class I                                                         32,447.392

Intermediate Bond Fund
      Class A                                                      7,741,421.257
      Class C                                                      7,489,647.524
      Class I                                                      3,357,498.524

High Income Fund
      Class A                                                     27,249,885.597
      Class C                                                     15,731,988.922
      Class I                                                     10,036,317.146

Financial Fund
      Class A                                                        668,694.607
      Class C                                                        159,685.297

--------------------------------------------------------------------------------
FUND AND CLASS OF FUND SHARES                 NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------
      Class I                                                         65,698.989
--------------------------------------------------------------------------------


      Except as set forth in Appendix A, Morgan Keegan & Co. does not know of any person who owns beneficially 5% or more of the shares of any Fund. As of the Record Date, the Funds' directors and officers owned in the aggregate less than 5% of the shares of Capital Growth Fund and less than 1% of the shares of each of Intermediate Bond Fund, High Income Fund and Financial Fund.

                                    PROPOSAL
                      ELECTION OF DIRECTORS OF THE COMPANY

SUMMARY

      The Board has nominated the individuals identified below for election as directors of the Company. The election of directors is part of the proposed consolidation of the former Regions Fund family and the former Morgan Keegan Select Fund family into the Regions Morgan Keegan Select Fund family. Each director and nominee has been nominated to serve as a trustee of Regions Morgan Keegan Select Funds (the "Regions Fund"), another investment company advised by Morgan Asset Management, Inc. ("Morgan Asset Management"). If the directors and nominees are elected as directors of the Company and as trustees of the Regions Fund, they will have oversight responsibility for the Company and each of its four series and the Regions Fund and each of its nine series. Because of the proposed increase in the number of funds and amount of assets to be overseen by the Board, it is proposed that the number of directors on the Board be increased from five to eight. Furthermore, the Board and Morgan Asset Management believe that consolidating the composition of the boards of directors and trustees of the Company and the Regions Fund and making certain features of the funds more uniform could improve operational efficiency, possibly resulting in economies for the Company and the Regions Fund.

      The Company does not hold annual shareholder meetings for the purpose of electing directors. Thus, if shareholders approve this proposal, each director will hold office until the next shareholder meeting at which directors are elected and until his or her successor is duly elected and qualified, or until he or she resigns or is removed in the manner provided by law. The persons named in the enclosed proxy card intend to vote FOR the election of each nominee. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a director, but if that should occur before the Meeting, the proxies will be voted in favor of such other nominee(s) as the Board may recommend.

INFORMATION ABOUT DIRECTORS/NOMINEES AND OFFICERS

      The Board is responsible for oversight of the management of the Company and the Funds, including general review of the Funds' investment activities and stated policies and procedures and their compliance with Maryland and other applicable law. The Board elects the officers of the Company, who are responsible for the day-to-day operation of the Funds under the Board's direction. The Board held four meetings during the fiscal year ended June 30, 2002 and four meetings during the current fiscal period through May 15, 2003. For the fiscal year ended June 30, 2002, each incumbent director except Mr. Mann attended at least 75% of the meetings of the Board and of any committee on which he served. For the current fiscal period through May 15, 2003, each incumbent director attended at least 75% of the meetings of the Board and of any committee on which he served. Pertinent information about each director/nominee and officer is set forth below. Unless otherwise indicated, the address of each director/nominee and officer is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.


-------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                  POSITION(S) HELD                                PORTFOLIOS IN    OTHER PUBLIC
                    WITH COMPANY                                   FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS     AND LENGTH OF  PRINCIPAL OCCUPATION DURING     OVERSEEN BY        HELD BY
    AND AGE         TIME SERVED          PAST FIVE YEARS           DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------
William         Director        Mr. Mann has been                    4             None
Jefferies Mann  (Since 1999)*   Chairman and President
Age 69                          of Mann Investments,
                                Inc. (hotel
                                investments/consulting)
                                since 1985.  He also
                                has served as a
                                Director for Heavy
                                Machines, Inc.
                                (equipment contractor)
                                since 1984.

James Stillman  Director        Mr. McFadden has been                4             None
R. McFadden     (Since 1999)*   President and Director
Age 45                          of McFadden
                                Communications, LLC
                                (commercial printing)
                                since 2002 and
                                President and Director
                                of 1703, Inc.
                                (restaurant management)
                                since 1998.  He also
                                has served as a
                                Director for several
                                private companies since
                                1993.
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                  POSITION(S) HELD                                PORTFOLIOS IN    OTHER PUBLIC
                    WITH COMPANY                                   FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS     AND LENGTH OF  PRINCIPAL OCCUPATION DURING     OVERSEEN BY        HELD BY
    AND AGE         TIME SERVED          PAST FIVE YEARS           DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------

W. Randall      N/A                 Mr. Pittman has been             N/A               None
Pittman**                           Chief Financial Officer
Age 49                              of Emageon, Inc.
                                    (healthcare information
                                    systems) since 2002.
                                    From 1999 to 2002 he
                                    was Chief Financial
                                    Officer of BioCryst
                                    Pharmaceuticals, Inc.
                                    (biotechnology).  From
                                    1998 to 1999 he was
                                    Chief Financial Officer
                                    of ScandiPharm, Inc.
                                    (pharmaceuticals).
                                    From 1995 to 1998 he
                                    served as Senior Vice
                                    President - Finance of
                                    CaremarkRx (pharmacy
                                    benefit management).
                                    From 1983 to 1995 he
                                    held various positions
                                    with AmSouth
                                    Bancorporation (bank
                                    holding company),
                                    including Executive
                                    Vice President and
                                    Controller.  He is a
                                    Certified Public
                                    Accountant, and was
                                    with the accounting
                                    firm of Ernst & Young
                                    from 1976 to 1983.

Mary S. Stone** N/A                 Ms. Stone has held the           N/A               None
Age 52                              Hugh Culverhouse
                                    Endowed Chair of
                                    Accountancy at the
                                    University of Alabama,
                                    Culverhouse School of
                                    Accountancy since
                                    1981.  She is also a
                                    member of Financial
                                    Accounting Standards
                                    Advisory Council,
                                    AICPA, Accounting
                                    Standards Executive
                                    Committee and AACSB
                                    International
                                    Accounting
                                    Accreditation Committee.

Archie W.       Director            Mr. Willis has been              4                 None
Willis III      (Since 2002);       President of Community
Age 45          Honorary            Capital (financial
                Director (2001      advisory and real
                to 2002)            estate development
                                    consulting) since 1999
                                    and Vice President of
                                    Community Realty
                                    Company (real estate
                                    brokerage) since 1999.
                                    He was a First Vice
                                    President of Morgan
                                    Keegan & Company, Inc.
                                    from 1991 to 1999.  He
                                    also has served as a
                                    Director of Memphis
                                    Telecom, LLC since 2001.
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                  POSITION(S) HELD                                PORTFOLIOS IN    OTHER PUBLIC
                    WITH COMPANY                                   FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS     AND LENGTH OF  PRINCIPAL OCCUPATION DURING     OVERSEEN BY        HELD BY
    AND AGE         TIME SERVED          PAST FIVE YEARS           DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------

James D.        Director            Mr. Witherington has             4                 None
Witherington,   (Since 1999)*       been the Managing
Jr.                                 Partner of SSM Ventures
Age 53                              (management of venture
                                    capital funds) since
                                    1995.  He also has
                                    served as a Director
                                    for several private
                                    companies since 1995.

-------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS:
-------------------------------------------------------------------------------------------------
Allen B.        President and       Mr. Morgan has been              4                  Regions
Morgan, Jr.     Director            Chairman and Chief                                 Financial
Age 60          (Since 1999)*       Executive Officer of                              Corporation
                                    Morgan Keegan &
                                    Company, Inc. since
                                    1969 and Executive
                                    Managing Director of
                                    Morgan Keegan &
                                    Company, Inc. since
                                    1969.  He also has
                                    served as a Director of
                                    Morgan Asset
                                    Management, Inc. and of
                                    Regions Financial
                                    Corporation since 1993
                                    and 2001, respectively.

J. Kenneth      N/A                 Mr. Alderman has been            N/A               None
Alderman**                          President of Regions
Age 50                              Morgan Keegan Trust and
                                    Chief Executive Officer
                                    of Morgan Asset
                                    Management since 2002.
                                    He has been Executive
                                    Vice President of
                                    Regions Financial
                                    Corporation since
                                    2000.  He served
                                    Regions as Senior Vice
                                    President and Capital
                                    Management Group
                                    Director, investment
                                    adviser to Regions
                                    Funds, from 1995 to
                                    2000.

Joseph C. Weller  Vice President    Mr. Weller has been              N/A               N/A
                  President,        Executive Vice
                  Treasurer &       President and Chief
                  Assistant         Financial Officer,
                  Secretary         Secretary and Treasurer
                  (Since 1999)      and Executive Managing
                                    Director of Morgan
                                    Keegan & Company, Inc.
                                    since 1969.  He also
                                    has been a Director of
                                    Morgan Asset
                                    Management, Inc. since
                                    1993.

-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                     NUMBER OF
                  POSITION(S) HELD                                PORTFOLIOS IN    OTHER PUBLIC
                    WITH COMPANY                                   FUND COMPLEX   DIRECTORSHIPS
  NAME, ADDRESS     AND LENGTH OF  PRINCIPAL OCCUPATION DURING     OVERSEEN BY        HELD BY
    AND AGE         TIME SERVED          PAST FIVE YEARS           DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Charles D. Maxwell Secretary and    Mr. Maxwell has been a           N/A          N/A
                   Assistant        Managing Director and
                   Treasurer        Assistant Treasurer of
                  (Since 1999)      Morgan Keegan &
                                    Company, Inc. since
                                    1998.  From 1993 to
                                    2002, Mr. Maxwell was
                                    Secretary and Treasurer
                                    of Morgan Asset
                                    Management, Inc..  He
                                    was also formerly a
                                    senior manager with
                                    Ernst & Young
                                    (accountants) (1976-86).

-------------------------------------------------------------------------------------------------

* Messrs. Mann and Morgan served as directors of Morgan Keegan Southern Capital Fund, Inc. ("Southern Capital Fund") from its 1988 inception until 2000, when Southern Capital Fund was reorganized into Regions Morgan Keegan Select Capital Growth Fund, a series of the Company. Mr. McFadden served as a director of Southern Capital Fund from 1997 until 2000. Mr. Witherington served as a director of Southern Capital Fund from 1991 until 2000.

**    Indicates nominated director.

      Messrs. Morgan, Alderman and Weller are each an "interested person" of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of their positions with Morgan Asset Management. Messrs. Morgan, Weller and Maxwell also are interested persons of the Company by virtue of their position with Morgan Keegan & Co.

COMPENSATION OF DIRECTORS AND OFFICERS

      Directors and officers of the Company who are interested persons of the Company receive no salary or fees from the Company. Each director of the Company who is not an interested person of the Company ("Independent Director") receives from each Fund an annual retainer of $1,000 and a fee of $250 for each meeting of the Board the director attends, plus reimbursement for related expenses. If the directors and nominees are elected as trustees of the Regions Fund, they will receive additional compensation from the series of that Fund. No director is entitled to receive pension or retirement benefits from the Company or any Fund.

      The table below sets forth the compensation paid to directors for the fiscal year ended June 30, 2002.



--------------------------------------------------------------------------------------------------------
                                              PENSION OR                                   TOTAL
                                              RETIREMENT                                 COMPENSATION
                        AGGREGATE         BENEFITS ACCRUED AS   ESTIMATED ANNUAL       FROM COMPANY AND
 NAME AND POSITION     COMPENSATION         PART OF FUND          BENEFITS UPON         FUND COMPLEX
  WITH THE COMPANY   FROM THE COMPANY        EXPENSES             RETIREMENT          PAID TO DIRECTOR
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
--------------------------------------------------------------------------------------------------------

William Jefferies         $6,000                N/A                   N/A                  $6,000
Mann
Director

James Stillman R.         $8,000                N/A                   N/A                  $8,000
McFadden
Director

W. Randall Pittman*         N/A                 N/A                   N/A                   N/A

Mary S. Stone*              N/A                 N/A                   N/A                   N/A

Archie W. Willis III      $8,000                N/A                   N/A                  $8,000
Director

James D.                  $7,000                N/A                   N/A                  $7,000
Witherington, Jr.
Director
--------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS:
--------------------------------------------------------------------------------------------------------
Allen B. Morgan, Jr.        $0                  N/A                   N/A                    $0
Morgan, Jr.
President and
Director

J. Kenneth                  N/A                 N/A                   N/A                   N/A
Alderman*

Joseph C. Weller            $0                  N/A                   N/A                    $0
Treasurer and
Assistant
Secretary

Charles D.                  $0                  N/A                   N/A                    $0
Maxwell
Secretary and
Assistant
Treasurer
--------------------------------------------------------------------------------------------------------

* Messrs. Alderman and Pittman and Ms. Stone are nominees and currently do not hold positions with the Company.

OWNERSHIP OF SECURITIES

      The following table sets forth the dollar range of securities of each Fund beneficially owned by each director/nominee as of May 15, 2003.


-------------------------------------------------------------------------------------------------------
                                DOLLAR RANGE OF SECURITIES OWNED
-------------------------------------------------------------------------------------------------------
                                                                                          ALL FUNDS
                                                                                        OVERSEEN OR TO
                                                                                        BE OVERSEEN BY
                                                                                          DIRECTOR/
NAME OF DIRECTOR/      CAPITAL      INTERMEDIATE   HIGH INCOME                           NOMINEE IN
NOMINEE              GROWTH FUND      BOND FUND       FUND          FINANCIAL FUND      FUND COMPLEX
-------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------------

William Jeffries         N/A            N/A           N/A                 N/A                N/A
Mann

James Stillman R.        N/A            N/A         $10,001-              N/A              $10,001-
McFadden                                            $50,000                                $50,000

W. Randall Pittman       N/A            N/A           N/A                 N/A                N/A

Mary S. Stone            N/A            N/A           N/A                 N/A                N/A

Archie W. Willis III     N/A            N/A           N/A                 N/A                N/A

James D.                 N/A            N/A           N/A                 N/A                N/A
Witherington, Jr.
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
-------------------------------------------------------------------------------------------------------
Allen B. Morgan, Jr. Over $100,00       N/A           N/A                 N/A             Over $100,000

J. Kenneth               N/A            N/A           N/A                 N/A                N/A
Alderman
-------------------------------------------------------------------------------------------------------


      The following table sets forth the number and percent of shares of each Fund beneficially owned by each director/nominee and officer as of May 15, 2003.

-------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR/          NAME OF FUND AND       NUMBER OF SHARES          PERCENT OF CLASS
NOMINEE OR OFFICER               CLASS           BENEFICIALLY OWNED       BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
--------------------------------------------------------------------------------------------------------
William Jefferies Mann     N/A                                N/A                 N/A

James Stillman R.          High Income Fund,            1,032.240                0.0%
McFadden                   Class A

W. Randall Pittman         N/A                                N/A                 N/A

Mary S. Stone              N/A                                N/A                 N/A

Archie W. Willis III       N/A                                N/A                 N/A

James D. Witherington, Jr. N/A                                N/A                 N/A
--------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS:
--------------------------------------------------------------------------------------------------------
Allen B. Morgan, Jr.       Capital Growth               56,910.887                3.0%
                           Fund, Class A

Joseph C. Weller           Capital Growth                5,921.575                0.3%
                           Fund, Class A
                           Capital Growth                8,420.700               26.0%
                           Fund, Class I
                           Intermediate Bond            14,590.575                0.4%
                           Fund, Class I
--------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR/          NAME OF FUND AND       NUMBER OF SHARES          PERCENT OF CLASS
NOMINEE OR OFFICER               CLASS           BENEFICIALLY OWNED       BENEFICIALLY OWNED
--------------------------------------------------------------------------------------------------------


                           High Income Fund,            63,673.962                0.6%
                           Class I

Charles D. Maxwell         Capital Growth                6,541.649                0.3%
                           Fund, Class A
                           Intermediate Bond             3,627.533                0.1%
                           Fund, Class I
                           High Income Fund,             1,162.293                0.0%
                           Class I
--------------------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD

      The Company has a standing Audit and Contract Review Committee consisting of all the Independent Directors. The Audit and Contract Review Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Company's financial statements, review with the independent accountants the annual audit and review the performance of and fees charged by the independent accountants in rendering professional services. The Audit and Contract Review Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Contract Review Committee held one meeting during the fiscal year ended June 30, 2002 and one meeting during the current fiscal period through May 15, 2003.

      The Company has a Nominating Committee consisting of all the Independent Directors. The Nominating Committee's function is to evaluate and nominate Independent Director candidates and review the compensation arrangements for the directors. The Nominating Committee will not consider nominees recommended by shareholders. The Nominating Committee held one meeting during the fiscal year ended June 30, 2002 and two meetings during the current fiscal period through May 15, 2003. At a Board meeting held on May 8, 2003, members of the Nominating Committee nominated Mr. Pittman and Ms. Stone to serve as Independent Directors of the Company.

REQUIRED VOTE

      Each director or nominee who receives a plurality of the votes cast at the Meeting will be elected.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE NOMINEES.

                         THE MANAGER AND THE DISTRIBUTOR

      Morgan Asset Management serves as investment adviser and administrator to each of the Funds. Morgan Keegan & Co. is the principal underwriter of each Fund's shares. The principal offices of Morgan Asset Management and Morgan Keegan & Co. are located at 50 Front Street, Memphis, Tennessee 38103. Morgan Asset Management and Morgan Keegan & Co. are wholly-owned subsidiaries of Regions Financial Corporation.

                  INFORMATION ABOUT THE INDEPENDENT ACCOUNTANTS

      The Independent Directors of the Company have selected PricewaterhouseCoopers LLP ("PwC") to serve as independent public accountants to audit and certify the Funds' financial statements for the fiscal year ending June 30, 2003. In a letter provided to the Audit and Contract Review Committee on August 19, 2002, PwC confirmed its status as independent accountants with respect to the Funds within the meaning of the federal securities laws. In addition to examining the Funds' annual financial statements, PwC provides other non-audit services to the Funds consisting primarily of tax-related services. The Company's Audit and Contract Review Committee does not consider the non-audit services provided by PwC to be incompatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC regarding its independence with respect to the Funds. Representatives of PwC will be present at the Meeting, will be given the opportunity to make a statement if they so choose and are expected to be available to respond to appropriate questions.

      The Independent Directors first selected PwC on November 14, 2001 as independent accountants for the Company's fiscal year ended June 30, 2002. During fiscal years 2000 and 2001 through the date PwC was first selected as independent accountants, neither the Company nor anyone acting on the Company's behalf consulted PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements, or any other matters or reportable events listed in Item 304(a)(2)(ii) of Regulation S-K.

      KPMG LLP ("KPMG") was the Company's independent public accountants for the fiscal years ended June 30, 2000 and June 30, 2001. On November 14, 2001, KPMG resigned as independent accountants for the Company. The Audit and Contract Review Committee approved the change of accountants. The audit reports of KPMG on the Funds' financial statements for the fiscal years ended June 30, 2000 and June 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2000 and June 30, 2001 through the date of KPMG's resignation (a) there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with KPMG's report on the Funds' financial statements for such years, and (b) there were no reportable events as listed in
Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES

      For the Funds' fiscal year ended June 30, 2002, the approximate fee for professional services rendered for the audit of the annual financial statements for the Funds was $67,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      For the fiscal year ended June 30, 2002, PwC did not receive any fees for designing or implementing financial information hardware or software systems on behalf of the Funds, Morgan Asset Management or Morgan Keegan & Co.

ALL OTHER FEES

      For the fiscal year ended June 30, 2002, PwC was paid approximately $10,000 for tax-related and certain other services rendered to the Funds. PwC did not receive any fees for tax-related or other services rendered to Morgan Asset Management or Morgan Keegan & Co.

                                OTHER INFORMATION

      The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals or nominations for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals or nominations to the secretary of the Company at 50 Front Street, Memphis, Tennessee 38103. There can be no assurance that a shareholders' meeting will be held in the foreseeable future or that any submitted proposal or nomination will be considered at a meeting. The Company has not received any shareholder proposals or nominations to be presented at the Meeting.

      EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND UNAUDITED SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, CONTACT MORGAN ASSET MANAGEMENT AT 50 FRONT STREET, MEMPHIS, TENNESSEE 38103 OR 1-800-366-7426.

                                             By Order of the Board of Directors,



                                             Allen B. Morgan, Jr.
                                             President

May 23, 2003
Memphis, Tennessee

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth information about persons who, to the knowledge of the Company, own beneficially 5% or more of a class of each Fund's outstanding securities as of May 15, 2003.


-----------------------------------------------------------------------------------------
                            NAME OF FUND AND    NUMBER OF SHARES       PERCENT OF CLASS
NAME OF SHAREHOLDER               CLASS         BENEFICIALLY OWNED    BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------

The Community Foundation    Capital Growth          215,355.961            11.5%
of Greater Memphis, Inc     Fund, Class A
Attn:  Mack McCaul
1900 Union Avenue
Memphis, TN  38104

Joann Morgan Living Trust   Capital Growth            1,112.966            63.4%
1705 Eastgate               Fund, Class C
Blytheville, AR  72315

Gregory Faries              Capital Growth              535.332            30.5%
538 Branbury Court          Fund, Class C
Brandon, MS  39047

Lawrence Sorohan, II        Capital Growth               98.367             5.6%
840 6th Street              Fund, Class C
New Orleans, LA  70115

Joseph Weller DCA           Capital Growth            8,420.700            26.0%
50 Front Street, 21st Floor Fund, Class I
Memphis, TN  38103

David "Rocky" Myers         Capital Growth            3,433.923            10.6%
Nashville Office - F.I.     Fund, Class I
50 Front Street
Memphis, TN  38103

J. Mark Pickering           Capital Growth            2,777.778             8.6%
BI Office                   Fund, Class I
50 Front Street
Memphis, TN  38103

John T.W. Pace, Jr.         Capital Growth            1,772.628             5.5%
RA Office                   Fund, Class I
50 Front Street
Memphis, TN  38103

John Grover Wilson          Capital Growth            1,733.889             5.3%
Knoxville Office            Fund, Class I
50 Front Street
Memphis, TN  38103

David and Carla Myers       Capital Growth            1,673.360             5.2%
JTWROS                      Fund, Class I
373 Lake Valley Drive
Franklin, TN  37069

Walter & Dorothy Dowdle     Financial Fund,          22,795.277            14.3%
JTWROS                      Class C
P.O. Box 67
Goodwater, AL  35072-0067
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                            NAME OF FUND AND    NUMBER OF SHARES       PERCENT OF CLASS
NAME OF SHAREHOLDER               CLASS         BENEFICIALLY OWNED    BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------

Harry Call                  Financial Fund,          10,213.989             6.4%
12000 Avallon Place         Class C
Knoxville, TN  37922-2432

James Clayton Grantor       Financial Fund,           5,104.705             7.8%
Kevin Clayton 200 Trust,    Class I
Janyce Clayton TTEE
Mor Partner Account
P.O. Box 9790
Maryville, TN  37802-9790

Louis Bruce Stout Trust     Financial Fund,           5,104.286             7.8%
DTD 7/29/90 - Pref FA       Class I
9230 Nesbit Lakes Drive
Alpharetta, GA  30022-4032

Donna Richardson            Financial Fund,           4,206.491             6.4%
Nashville Office            Class I
50 Front Street
Memphis, TN  38103

Mike Ricketts               Financial Fund,           3,802.907             5.8%
Louisville Office           Class I
50 Front Street
Memphis, TN  38103

Mississippi Band of         Intermediate            806,938.330            10.4%
Choctaw Indians Resort &    Bond Fund, Class
Capitol                     A
Attn:  Jean Shepard
P.O. Box 6090
Choctaw, MS  39350-6090

Regions Financial Trust     Intermediate            640,214.891            19.1%
Attn:  Trust Operations     Bond Fund, Class
P.O. Box 830688             I
Birmingham, AL  35283-0688

Ashwood Capital Pension     Intermediate            195,411.692             5.8%
Plan                        Bond Fund, Class
Attn:  Larry Twill          I
721 Fifth Avenue, 30th
Floor
New York, NY  10022

Regions Financial Trust     High Income           1,336,202.257            13.3%
Attn:  Trust Operations     Fund, Class I
P.O. Box 830688
Birmingham, AL  35283-0688
-----------------------------------------------------------------------------------------

MORGAN KEEGAN




                         MORGAN KEEGAN SELECT FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2003

      This  proxy is being  solicited  on behalf of the  Board of  Directors  of
Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of Regions Morgan Keegan Select Financial Fund, Regions Morgan Keegan Select Capital Growth Fund, Regions Morgan Keegan Intermediate Bond Fund and Regions Morgan Keegan High Income Fund, and relates to the proposal described in the accompanying Proxy Statement. The undersigned hereby appoints as proxies Joseph C. Weller, J. Thompson Weller and Charles D. Maxwell, and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Company at the special meeting of shareholders to be held on June 26, 2003 at 10:00 a.m., Central time, at 50 Front Street, Memphis, Tennessee 38103, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR each nominee. To vote by telephone, please call 1-866-849-4649. To vote by facsimile, fax your completed proxy card to 1-866-849-4766. To vote through the Internet, visit our website at http://www.morgankeegan.com/vote.

      YOUR VOTE IS IMPORTANT. Please date and sign this proxy and return it promptly in the enclosed envelope.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                            KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                           DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MORGAN KEEGAN SELECT FUND, INC.


VOTE ON PROPOSAL         FOR   AGAINST  FOR ALL
                                         EXCEPT

1. Election of eight     [ ]     [ ]       [ ]   To withhold authority to vote
   members of the                                for any individual nominee(s),
   Company's Board of                            mark "For All Except" and cross
   Directors to serve                            out the name(s) of the
   indefinite terms                              nominee(s) below.
   until their
   successors are duly
   elected and
   qualified; the
   nominees for
   election are named
   to the right.
                                                 01) Allen B. Morgan, Jr.;
                                                 02) J. Kenneth Alderman;
                                                 03) William Jefferies Mann;
                                                 04) James Stillman R. McFadden;
                                                 05) W. Randall Pittman;
                                                 06) Mary S. Stone;
                                                 07) Archie W. Willis III; and
                                                 08) James D. Witherington, Jr.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

-----------------------------------------------     ---------------------------

-----------------------------------------------     ---------------------------
Signature                                            Date

-----------------------------------------------     ---------------------------

-----------------------------------------------     ---------------------------
Signature (Joint Owners)                             Date